UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2006

                         Calypte Biomedical Corporation
                         ------------------------------
               (Exact name of Company as specified in its charter)

Delaware                                   000-20985               06-1226727
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(State or Other Jurisdiction)      (Commission File Number)     (I.R.S. Employer
of Incorporation)                                                Identification)

             5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (971) 204-0282
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On May 2, 2006, the Company's board of directors appointed its Chairman, Roger I. Gale, as Chief Executive Officer, effective immediately. Mr. Gale had been serving in that capacity on an interim basis since October 2005. Mr. Gale was appointed to the Company's Board of Directors and elected Chairman in November 2004. Mr. Gale served from October 2001 until May 2006 as Executive Chairman of the Board of Directors of Wavecrest Group Enterprises Limited, a United Kingdom-based communications service provider. He is also a founder and director of Starnorth Limited, a communications and media consultancy. From 1999 to 2001, he was Chairman and co-founder of End2End Wireless Limited, a UK wireless access services provider. He has previously held senior positions with the Asian Development Bank (ADB, Manila) and the International Finance Corporation (IFC), the private sector arm of the World Bank in Washington, D.C. Mr. Gale has also lectured in economics at the University of New England (Australia) and Lincoln College (New Zealand). He serves as a Director and a member of the Audit Committee of Mechel Steel Group, (NYSE: MTL). Mr. Gale holds a Master of Economics degree from the University of New England, Australia, and a Higher National Diploma from the Royal Agricultural College, Cirencester, Gloucestershire, England. Mr. Gale is one of two Directors appointed to the Company's Board pursuant to an August 2003 agreement between the Company and
Marr Technologies BV ("Marr"). Marr is currently the Company's largest stockholder, holding approximately 26% of the Company's outstanding common stock.


Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

99.1  Press release dated May 8, 2006.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Lake Oswego, Oregon
       May 8, 2006

                         Calypte Biomedical Corporation

                         By: /s/ Theodore R. Gwin
                             --------------------------
                                 Theodore R. Gwin
                                 Chief Financial Office